EXHIBIT 99.1

At Fenix Parts:
Scott Pettit
Chief Financial Officer
scottpettit@fenixparts.com

Investor and Media Inquiries:
Chris Kettmann
773-497-7575
ckettmann@clermontpartners.com

Fenix Parts Receives Letter From Nasdaq Relating to its Delayed 10-Q Filing

WESTCHESTER, IL - August 23, 2016 - Fenix Parts, Inc. (Nasdaq: FENX) announced today that it has received a non-compliance notice from The Nasdaq Stock Market stating the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) because it has not timely filed its Form 10-Q with the Securities and Exchange Commission (SEC) for the quarter ended June 30, 2016. On August 16, 2016, the Company filed a Form 12b-25, extending the SEC filing date to August 22, 2016, but was unable to file its 10-Q by the extended filing date due to the transition time necessitated by the Company’s recent change in its auditors.

Kent Robertson, CEO of Fenix Parts, said, “The quarterly filing and related review are largely complete. However, given the complexity of our business combinations and the process necessary to review historical work papers, the transition of our auditors is still in process. We look forward to reporting our second quarter results in the near future.”

On August 23, 2016 the Company and its subsidiaries, on the one hand, and Bank of Montreal and BMO Harris Bank N.A., on the other hand, signed an amendment and waiver to its credit facility agreement. The Company had previously announced it was not in compliance with a certain loan covenant in its credit facility. Under the amendment, Bank of Montreal and BMO Harris Bank N.A. have waived compliance with those provisions for periods ended prior to August 19, 2016.

About Fenix Parts

Fenix Parts is a leading recycler and reseller of OEM automotive products. The Company’s primary business is auto recycling, which is the recovery and resale of OEM parts, components and systems reclaimed from damaged, totaled or low value vehicles. Customers include collision repair shops (body shops), mechanical repair shops, auto dealerships and individual retail customers. Fenix provides its customers with high-quality recycled OEM products, extensive inventory and product availability, responsive customer service and fast delivery.

Fenix was founded in 2014 to create a network that offers sales, fulfillment and distribution in key regional markets in the United States and Canada. The Fenix companies have been in business an average of more than 25 years and operate from 16 locations.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by use of words such as "may, will, should, anticipates, believes, expects, plans, future, intends, could, estimate, predict, projects, targeting, potential or contingent," the negative of these terms or other similar expressions. Our actual results could differ materially from those discussed or implied herein.

We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings. These filings are available online at www.sec.gov, www.fenixparts.com or upon request from Fenix Parts.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.